UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2008

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396

(State or other jurisdiction

of incorporation)

(Commission

File Number)

(IRS Employer

 Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339
(Address of principal executive offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2008 Annual Meeting of Shareowners held on May 6, 2008, the shareowners of Superior Essex Inc. (the “Company”) approved certain amendments to the Superior Essex Inc. Amended and Restated 2005 Incentive Plan (the “2005 Plan).  Employees, officers and directors selected by the Compensation Committee of the Company’s Board of Directors are eligible to participate in the 2005 Plan, including our principal executive officer, principal financial officer and our other named executive officers.  The approved amendment increases the number of shares of common stock that may be issued under the 2005 Plan by 500,000.  A description of the material terms of the 2005 Plan as proposed to be amended was included in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 000-50514) as filed with the Securities and Exchange Commission on March 24, 2008.

Item 9.01	Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Superior Essex Inc. Amended and Restated 2005 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Date: May 7, 2008	By:	/s/ David S. Aldridge
David S. Aldridge
Executive Vice President, Chief Financial
Officer and Treasurer